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                                                                 EXHIBIT 10.31

                             FIBREBOARD CORPORATION
                        LONG-TERM EQUITY INCENTIVE PLAN







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                               TABLE OF CONTENTS


                                                                          PAGE
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ARTICLE 1.   INTRODUCTION................................................. A-1
ARTICLE 2.   ADMINISTRATION............................................... A-1
        2.1  Committee Composition........................................ A-1
        2.2  Committee Responsibilities................................... A-1
ARTICLE 3.   PHANTOM STOCK UNITS AVAILABLE FOR GRANTS..................... A-1
ARTICLE 4.   ELIGIBILITY.................................................. A-1
ARTICLE 5.   PHANTOM STOCK UNITS.......................................... A-1
        5.1  Phantom Stock Unit Agreement................................. A-1
        5.2  Terms of Awards.............................................. A-2
        5.3  Settlement................................................... A-2
        5.4  Termination of Service Without Cause..........................A-2
        5.5  Termination of Service for Cause............................. A-2
        5.6  Change in Control............................................ A-2
ARTICLE 6.   REORGANIZATIONS AND STOCK ADJUSTMENTS........................ A-2
ARTICLE 7.   LIMITATION ON RIGHTS......................................... A-3
        7.1  Retention Rights............................................. A-3
        7.2  Shareholders' Rights......................................... A-3
        7.3  Regulatory Requirements...................................... A-3
ARTICLE 8.   WITHHOLDING TAXES............................................ A-3
ARTICLE 9.   NO TRANSFER OR FUNDING OF AWARDS............................. A-3
ARTICLE 10.  FUTURE OF THE PLAN........................................... A-3
        10.1 Term of the Plan............................................. A-3
        10.2 Amendment or Termination..................................... A-3
ARTICLE 11.  DEFINITIONS.................................................. A-3
ARTICLE 12.  EXECUTION.................................................... A-6



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FIBREBOARD CORPORATION

ARTICLE 1.  INTRODUCTION.

    The Plan was adopted by the Board of Directors effective as of December 1, 1993. The purpose of the Plan is to promote the long-term success of the Company by (a) encouraging Management Employees to focus on critical long-range objectives and (b) encouraging the attraction and retention of Management Employees with exceptional qualifications. The Plan seeks to achieve this purpose by providing for Awards in the form of Phantom Stock Units.

    The Plan shall be governed by, and construed in accordance with, the laws of the State of California (except for choice-of-law provisions).

ARTICLE 2.  ADMINISTRATION.

    2.1 COMMITTEE COMPOSITION. The Plan shall be administered by the Compensation Committee of the Board of Directors.

    2.2 COMMITTEE RESPONSIBILITIES. The Committee shall (a) select the Management Employees who are to receive Phantom Stock Unit Awards under the Plan, (b) determine the number, vesting requirements and other features and conditions of such Phantom Stock Unit Awards, within the limitations of the Plan, (c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

ARTICLE 3.  PHANTOM STOCK UNITS AVAILABLE FOR GRANTS.

    The number of Phantom Stock Units that may be awarded under the Plan in any fiscal year of the Company shall not exceed 150,000, and any available Phantom Stock Units that were not used in a fiscal year shall be carried over and be available for additional Awards in any subsequent fiscal year. The limitation of this Article 3 shall be subject to adjustment pursuant to Article 6. If Phantom Stock Units are forfeited or terminate for any other reason, then such Phantom Stock Units shall again become available for Awards under the Plan.

ARTICLE 4.  ELIGIBILITY.

    Only Management Employees shall be eligible for designation as participants by the Committee.

ARTICLE 5.  PHANTOM STOCK UNITS.

    5.1 PHANTOM STOCK UNIT AGREEMENT. Each Award of a Phantom Stock Unit under the Plan shall be evidenced by a Phantom Stock Unit Agreement between the Participant and the Company. Such Phantom Stock Unit Agreement shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Phantom Stock Unit Agreements entered into under the Plan need not be identical.

    5.2 TERMS OF AWARDS. Each Phantom Stock Unit Agreement shall specify the Date of Grant, the number of Phantom Stock Units awarded (which shall be subject to adjustment in accordance with Article 6), the Exercise Price, the Maturity Date, the applicable Valuation Period(s) and any other terms and conditions applicable to the Award.

    5.3. SETTLEMENT. Subject to Sections 5.4 and 5.6, a Phantom Stock Unit shall be settled after its Maturity Date, either in the same year or in the next following year (as determined by the Committee in its sole discretion). Upon settlement of a Phantom Stock Unit under this Section 5.3, the Participant shall

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LONG-TERM EQUITY INCENTIVE PLAN

receive from the Company cash in an amount equal to the excess of (a) the arithmetic mean of the Closing Prices of a Common Share on all trading days in the Valuation Period selected by the Committee for purposes of valuing an Award as its Maturity Date over (b) the Exercise Price.

    5.4 TERMINATION OF SERVICE WITHOUT CAUSE. If a Participant's Service terminates for any reason other than Cause (including death) prior to the Maturity Date of his Phantom Stock Units, then the vested percentage of such Phantom Stock Units shall mature as of the first day of the month in which his Service terminates. The vested percentage shall be equal to (a) the number of the Participant's completed full years of Service since the Date of Grant divided by (b) the number of full years between the Date of Grant and the Maturity Date.

    A vested Phantom Stock Unit shall be settled as soon as reasonably practicable after the termination of the Participant's Service. Upon settlement of a vested Phantom Stock Unit under this Section 5.4, the Participant (or any person holding the Phantom Stock Unit after his death) shall receive from the Company cash in an amount equal to the excess of (a) the arithmetic mean of the Closing Prices of a Common Share on all trading days in the Termination of Service Valuation Period determined by the Committee over (b) the Exercise Price.

    5.5 TERMINATION OF SERVICE FOR CAUSE. If a Participant's Service is terminated for Cause prior to the Maturity Date of his Phantom Stock Units, then such Phantom Stock Units shall be forfeited in their entirety.

    5.6 CHANGE IN CONTROL. In the event of a Change in Control with respect to the Company, all Phantom Stock Units shall mature as of the date of such Change in Control. The Phantom Stock Units shall be settled effective as of the date of the Change in Control. Upon settlement of a Phantom Stock Unit under this Section 5.6, the Participant shall receive from the Company cash in an amount equal to the excess of (a) the arithmetic mean of the Closing Prices of a Common Share for the 10 trading days preceding the date of the Change in Control over (b) the Exercise Price.

ARTICLE 6.  REORGANIZATIONS AND STOCK ADJUSTMENTS.

    In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of (a) the number of Phantom Stock Units available for future Awards under Article 3, (b) the number of Phantom Stock Units included in each outstanding Award, (c) the Exercise Price of each outstanding Phantom Stock Unit or (d) any other aspect of Awards granted under the Plan. Except as provided in this Article 6, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

ARTICLE 7.  LIMITATION ON RIGHTS

    7.1 RETENTION RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee of the Company. The Company reserves the right to terminate the service of any employee at any time, with or without Cause, subject to applicable laws and a written employment agreement (if any).

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LONG-TERM EQUITY INCENTIVE PLAN

    7.2 SHAREHOLDERS' RIGHTS. A Participant shall have no dividend rights, voting rights or other rights as a shareholder with respect to any Phantom Stock Units covered by his or her Award. No adjustment shall be made for cash dividends or other rights, except as expressly provided in Article 6.

    7.3 REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, Phantom Stock Units shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the issuance or settlement of Phantom Stock Units prior to the satisfaction of all applicable legal requirements.

ARTICLE 8.  WITHHOLDING TAXES.

    To the extent required by applicable federal, state, local or foreign law, the Company shall make any required tax withholdings from the amounts payable upon settlement of Awards under this Plan.

ARTICLE 9.  NO TRANSFER OR FUNDING OF AWARDS.

    An Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. A Phantom Stock Unit may be held during the lifetime of the Participant only by him or by his guardian or legal representative. Any act in violation of this Article 9 shall be void. However, this Article 9 shall not preclude a Participant from designating a beneficiary who will receive the settlement of any outstanding Awards in the event of the Participant's death, nor shall it preclude a transfer of Awards by will or by the laws of descent and distribution. The obligation to pay cash upon settlement of Phantom Stock Units shall be an unfunded and unsecured obligation of the Company.

ARTICLE 10.  FUTURE OF THE PLAN.

    10.1 TERM OF THE PLAN. The Plan, as set forth herein, shall become effective as of December 1, 1993. The Plan shall remain in effect until it is terminated under Section 10.2.

    10.2 AMENDMENT OR TERMINATION. The Board may, at any time and for any reason, amend or terminate the Plan. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

ARTICLE 11.  DEFINITIONS.

    11.1  "AWARD"  means any award of a Phantom Stock Unit under the Plan.

    11.2 "BOARD" means the Company's Board of Directors, as constituted from time to time.

    11.3  "CAUSE"  shall mean:

            (a) Any act of fraud in the performance of duties as an employee of the Company,
            (b)  Conviction of any felony,
            (c) Engaging in any action with the intention of causing serious detriment to any of the operations of the Company or any of its subsidiaries, or
            (d) Willful and continued failure to substantially perform duties as an employee of the Company, other than as a result of total or partial incapacity due to physical or mental illness. (Habitual drunkenness or abuse of drugs or controlled substances shall not be considered a physical or mental illness for purposes of this Subsection (d).)

    11.4  "CHANGE IN CONTROL"  means:

            (a) The holders of the voting securities of the Company shall have approved a merger or consolidation of the Company with any other entity, unless
(i) the proposed merger or consolidation would

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LONG-TERM EQUITY INCENTIVE PLAN

result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 75% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or
(ii) prior to the effective date of such merger or consolidation, the Board of Directors (as constituted immediately prior to such effective date) adopts a resolution that for purposes of this Plan no Change in Control shall have occurred; or

            (b) A plan of complete liquidation of the Company shall have been adopted or the holders of voting securities of the Company shall have approved an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company's assets; or

            (c) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 ("1934 Act")) shall become the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 15% or more of the combined voting power of the Company's then outstanding shares, unless, within 30 business days after notice to the Company of such event, the Board of Directors (as constituted immediately prior to such event) adopts a resolution that for purposes of this Plan no Change in Control shall have occurred (which resolution may be revoked by the Board of Directors at any time, in which case a Change in Control will be deemed to have occurred as of the date such revocation becomes effective); or

            (d) During any period of two consecutive years, members who at the beginning of such period constituted the Board of Directors shall have ceased for any reason to constitute a majority thereof, unless the election, or nomination for election by the Company's stockholders, of each director shall have been approved by the vote of at least two-thirds of the directors then still in office and who were directors at the beginning of such period; or

            (e) he occurrence of any other change of control of a nature that would be required to be reported in accordance with Item 1(a) of Form 8-K pursuant to Sections 13 or 15(d) of the 1934 Act or in the Company's proxy statement in accordance with Schedule 14A of Regulation 14A promulgated under the 1934 Act, or in any successor forms or regulations to the same effect; unless, within 30 business days after notice to the Company of such events, the Board of Directors (as constituted immediately prior to such event) adopts a resolution that for purposes of this Plan no Change in Control has occurred (which resolution may be revoked at any time, in which case a Change in Control will be deemed to have occurred on the date such revocation becomes effective.)

    11.5 "CLOSING PRICE" means the market price of Common Shares, determined by the Committee as follows:

            (a) If the Common Shares are traded on the American Stock Exchange or other stock exchange on the date in question, then the Closing Price shall be equal to the closing price reported by the applicable composite transactions report for such date; and
            (b) If the foregoing provision is not applicable, then the Closing Price shall be determined by the Committee in good faith on such basis as it deems appropriate. Such determination shall be conclusive and binding on all parties.

    11.6 "COMMITTEE" means the Compensation Committee of the Board, as described in Article 2.

    11.7  "COMMON SHARE"  means one share of the common stock of the Company.

    11.8  "COMPANY"  means Fibreboard Corporation, a Delaware corporation.

    11.9  "DATE OF GRANT"  means the date as of which an Award is granted.


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LONG-TERM EQUITY INCENTIVE PLAN

    11.10 "EXERCISE PRICE" means the amount described in Section 5.2 and specified in the applicable Phantom Stock Unit Agreement.

    11.11 "MANAGEMENT EMPLOYEE" means an officer or key management employee of the Company or a subsidiary of the Company.

    11.12 "MATURITY DATE" means the date as of which a Phantom Stock Unit is scheduled to mature as determined by the Committee, subject to Sections 5.4 and 5.6.

    11.13  "PARTICIPANT"  means an individual or estate who holds an Award.

    11.14 "PHANTOM STOCK UNIT" means a contractual right granted under the Plan which pertains to increases in the value of a Common Share.

    11.15 "PHANTOM STOCK UNIT AGREEMENT" means the agreement between the Company and a Participant which contains the terms, conditions and restrictions pertaining to his Phantom Stock Units.

    11.16 "PLAN" means this Fibreboard Corporation Long-Term Equity Incentive Plan, as it may be amended from time to time.

    11.17 "SERVICE" means continuous employment as an employee of the Company or a subsidiary of the Company.

    11.18 "TERMINATION OF SERVICE VALUATION PERIOD" means the Valuation Period selected by the Committee for purposes of settling an Award upon termination of a Participant's Service as provided for under Section 5.4 of the Plan.

    11.19 "VALUATION PERIOD" means a period of one or more trading days (used for the valuation of Common Shares), as determined by the Committee.


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LONG-TERM EQUITY INCENTIVE PLAN

ARTICLE 12.  EXECUTION.

    To record the adoption of the Plan by the Board, the Company has caused its duly authorized officers to affix its name hereto.


                                       FIBREBOARD CORPORATION


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